                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


--------------------------------------------
                                            )
In the matter of                            )       Chapter 11
                                            )       Case No. 03-12310 CJK
PCD INC.                                    )
                                            )
         Debtor-in-Possession               )
                                            )
--------------------------------------------)


                       PLAN OF REORGANIZATION OF PCD INC.

                                  April 7, 2003

         Debtor-in-possession PCD Inc. proposes this Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code.(1)





















--------
(1) A term used but not defined in Article I of this Plan and that is used in the Bankruptcy Code shall have the meaning assigned to it in the Bankruptcy Code, unless the context otherwise requires.

                                    ARTICLE I

                                   DEFINITIONS

         The following terms, when used in the Plan or any subsequent amendments or modifications thereof, shall have the meanings set forth below:

         1.1 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Chapter 11 Case Allowed under sections 503(b) and 507(a) of the Bankruptcy Code, including without limitation, (a) any actual and necessary costs and expenses of preserving the Estate of the Debtor, (b) any actual and necessary costs and expenses of operating the business of the Debtor, (c) any indebtedness or obligations incurred or assumed by the Debtor in the ordinary course of business in connection with the conduct of its business, (d) claims for reclamation Allowed in accordance with section 546(c)(2) of the Bankruptcy Code pursuant to a Final Order, (e) any Professional Fees, whether fixed before or after the Effective Date, and (f) any fees or charges assessed against and payable by the Estate of the Debtor under section 1930, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges.

         1.2 "Allowed" means, with reference to any Claim (including any Administrative Expense Claim) or Equity Interest, (a) any Claim against or Equity Interest in the Debtor, proof of which was filed within the applicable period of limitation fixed by the Bankruptcy Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules (i) as to which no objection to the allowance thereof, or action to equitably subordinate or otherwise limit recovery with respect thereto, has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order,
(ii) as to which no action has been commenced to avoid such Claim or Equity Interest within the applicable period of limitation fixed by the Plan, or (iii) as to which an objection has been interposed, to the extent such Claim or Equity Interest has been allowed (whether in whole or in part) by a Final Order, (b) if no proof of Claim was so filed (or as to which the applicable proof of Claim has been withdrawn of disallowed), any Claim against the Debtor which has been listed by the Debtor in its Schedules, as such Schedules may be amended from time to time in accordance with Rule 1009 of the Bankruptcy Rules prior to the closing of the Chapter 11 Case, as liquidated in amount and not disputed or contingent, (c) if no proof of Equity Interest was so filed, any Equity Interest listed in the consolidated stockholders list maintained by the Debtor as of the Confirmation Date, (d) any Claim arising from the recovery of property under sections 550 or 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, (e) any Claim allowed under or pursuant to the terms of the Plan or (f) any Claim to the extent that it has been allowed by a Final Order; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Claims" shall not, for any purpose under the Plan, include interest, penalties or late charges on such Claims from and after the Petition Date. In addition, "Allowed Claim" shall not include any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code.

         1.3      "Amphenol" means Amphenol Corporation, a Delaware corporation.

         1.4 "Approval Date" means the date of entry of a Final Order of the Bankruptcy Court approving the Disclosure Statement.

         1.5      "Assets" has the meaning ascribed under the Asset Purchase
Agreement.

         1.6 "Asset Purchase Agreement" means that Asset Purchase Agreement between PCD and Amphenol dated as of March 21, 2003, as amended, attached as Exhibit A hereto.

         1.7 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Case, as in effect on the Confirmation Date.

         1.8 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Massachusetts having jurisdiction over the Chapter 11 Case and, to the extent of any reference under section 157 of title 28 of the United States Code, the unit of such District Court under section 151 of title 28 of the United States Code.

         1.9 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, and the Local Rules of the Bankruptcy Court, as amended from time to time and applicable to the Chapter 11 Case.

         1.10 "Business Day" means any day other than (i) a Saturday, (ii) a Sunday, (iii) any other day on which banking institutions in Boston, Massachusetts are required or authorized to close by law or executive order, and
(iv) the Friday after Thanksgiving.

         1.11     "Chapter 11 Case" means the Chapter 11 case of PCD Inc.

         1.12     "Claim" means any claim against the Debtor as defined in
section 101(5) of the Bankruptcy Code.

         1.13 "Class 1 Creditors" means those creditors holding Allowed Claims in Class 1 of the Plan.

         1.14 "Class 1 Creditor Payment Amount" means the greater of (i) 87% of the Sale Proceeds or (ii) $10,428,000, payable to Fleet as agent for the Class 1 Creditors.

         1.15     "Class 2 Claim" means an Allowed Claim in Class 2 of the Plan.

         1.16 "Class 2 Creditor Reserve" means the funds set aside on the Closing Date (as that term is defined in the Asset Purchase Agreement) from the Sale Proceeds to pay in full the principal amounts of all Allowed Class 2 Claims.

         1.17 "Common Stock" means the common stock of PCD Inc., authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

         1.18 "Confirmation Date" means the date the Bankruptcy Court enters the Confirmation Order.

         1.19 "Confirmation Hearing" means the hearing held by the Bankruptcy Court pursuant to section 1128(a) of the Bankruptcy Code on confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as it may be adjourned or continued from time to time.

         1.20 "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan.

         1.21 "Creditors' Committee" means, the Official Committee of Unsecured Creditors appointed by the U.S. Trustee in the Chapter 11 Case.

         1.22     "Debtor" means PCD Inc.

         1.23 "Debtor in Possession" means the Debtor in its capacity as a debtor in possession in the Chapter 11 Case under sections 1107(a) and 1108 of the Bankruptcy Code.

         1.24 "Debtor Reserve" means any cash of the Debtor on hand as of the Effective Date or received thereafter (other than Sale Proceeds or the Holdback), plus $1,487,827.05 set aside from the Sale Proceeds to fund the winding down of the Debtor's affairs.

         1.25 "Disallowed Claim" means (a) a Claim, or any portion thereof, that has been disallowed by a Final Order or (b) unless scheduled by the Debtor as a fixed, liquidated, non-contingent and undisputed Claim, a Claim as to which a proof of Claim bar date has been established by the Bankruptcy Code, Bankruptcy Rules or Final Order but no proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or a Final Order.

         1.26 "Disclosure Statement" means the Disclosure Statement for the Plan approved by the Bankruptcy Court on the Approval Date.

         1.27 "Disputed Claim" means a Claim, or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim. The Debtor currently does not believe that any Disputed Claims exist.

         1.28 "Disputed Claim Reserve" means the reserve of money that would be payable to or receivable by the holders of Disputed Claims, if any, in the event such Claims are Allowed.

         1.29 "Effective Date" means the date selected by the Debtor, which date shall be no later than the tenth (10th) Business Day after the date on which the conditions specified in Article IX have been satisfied.

         1.30 "Equity Interest" means, as of the Petition Date, any capital stock or other ownership interest in the Debtor, whether or not transferable, and any option, call, warrant or right to purchase, sell or subscribe for ownership interest or other equity security in the Debtor, including, but not limited to, (i) the Common Stock and any options, warrants or other rights to purchase Common Stock, whenever granted; and (ii) redemption, conversion, exchange, voting, participation, dividend rights and liquidation preferences relating to such Common Stock, options, warrants or other rights to purchase Common Stock.

         1.31 "Estate" means, as to the Debtor, the estate of the Debtor in the Chapter 11 Case created by section 541 of the Bankruptcy Code upon commencement of such Chapter 11 Case.

         1.32 "Final Order" means an order of the Bankruptcy Court (a) as to which the time to appeal, petition for certiorari, or move for reargument, rehearing or new trial has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument, rehearing or new trial shall then be pending; (b) as to which any right to appeal, petition for certiorari, reargue, rehear or retry shall have been waived in writing in form and substance satisfactory to the Debtor; or (c) in the event that an appeal, writ of certiorari, reargument, rehearing or new trial has been sought, as to which (i) such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed; (ii) certiorari has been denied as to such order; (iii) reargument or rehearing or new trial from such order shall have been denied, and the time to take any further appeal, petition for certiorari or move for reargument, rehearing or new trial shall have expired without such actions having been taken or (iv) with respect to the Confirmation Order, as to which no stay pending appeal, or like relief, has been granted.

         1.33     "Fleet" means Fleet National Bank.

         1.34 "Holdback" means the cash payment of $500,000 made by Amphenol upon the closing of the Asset Purchase Agreement, to be held in an escrow account for ninety (90) days following the closing pursuant to the Escrow Agreement (as defined in the Asset Purchase Agreement), to be applied to (i) any required payment by the Debtor to Amphenol for the difference in the estimated value of the Debtor's assets as of the Closing Date and the actual value on the Closing Date, and (ii) any claims of Amphenol against the Debtor under the Asset Purchase Agreement.

         1.35 "Petition Date" means March 21, 2003, the date on which the Debtor filed the chapter 11 petition and commenced the Chapter 11 Case.

         1.36 "Plan" means this Plan of Reorganization of PCD Inc., including the schedules and exhibits hereto, either in its present form or as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

         1.37 "Priority Employee Claims" means all Claims entitled to priority pursuant to Bankruptcy Code sections 507(a)(3) and 507(a)(4).

         1.38 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         1.39 "Professional Fees" means any Claim of a professional, retained in the Chapter 11 Case, pursuant to sections 327 or 1103 of the Bankruptcy Code or otherwise, for compensation or reimbursement of costs and expenses relating to services incurred prior to and including the Effective Date, when and to the extent any such Claim is Allowed by the Bankruptcy Court pursuant to sections 330, 331, 503(b), or 1103 of the Bankruptcy Code.

         1.40 "Sale Proceeds" means the Cash Consideration (as such term is defined in the Asset Purchase Agreement).

         1.41 "Sale Order" means the Order Allowing Debtor's Motion for Sale of Assets Free and Clear of Liens and Encumbrances under 11 U.S.C.ss.363(f).

         1.42 "Schedules" means the schedules of assets and liabilities and the statements of financial affairs filed with the Bankruptcy Court on or about March 21, 2003, by the Debtor under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been or may be supplemented or amended from time to time.

         1.43 "Secured Loan Agreement" means that certain Amended and Restated Loan Agreement By and Among PCD Inc. and Fleet National Bank, as Collateral Agent, Administrative Agent and a Lender and The Other Financial Institutions Now or Hereafter Parties Hereto, dated February 27, 2002, as amended.

         1.44 "United States Trustee" means the United States Trustee appointed under section 591, title 28, United States Code to serve in the Eastern District of Massachusetts.

         1.45 "Unclassified Claims" means, collectively, all Administrative Expense Claims, all Priority Employee Claims, and all Priority Tax Claims.

         1.46 "Unsecured Claim" means any Claim against the Debtor that is not an Administrative Expense Claim, Secured Claim, Priority Tax Claim, or a Priority Employee Claim.


                                   ARTICLE II
                     CLASSIFICATION OF CLAIMS AND INTERESTS

         For purposes of all confirmation issues, including, without limitation, voting, confirmation and distribution, except as otherwise provided herein, all Claims against the Debtor and Equity Interests in the Debtor are classified as follows:

                  A. Unclassified Claims. Unclassified claims are Allowed Administrative Expense Claims, Allowed Priority Employee Claims, and Allowed Priority Tax Claims.

                  B.       Classified Claims.

                           Class 1. This class consists of all Allowed Claims of the lenders under the Secured Loan Agreement, subdivided as follows:

                                    Class 1A. This class consists of the Allowed
                                    Secured Claim of Fleet National Bank.

                                    Class 1B. This class consists of the Allowed
                                    Secured Claim of Citizens Bank of
                                    Massachusetts.

                                    Class 1C. This class consists of the Allowed
                                    Secured Claim of Comerica Bank - California.

                                    Class 1D. This class consists of the Allowed
                                    Secured Claim of First Union National Bank.

                                    Class 1E. This class consists of the Allowed
                                    Secured Claim of Eastern Bank.

                                    Class 1F. This class consists of the Allowed
                                    Secured Claim of Restoration Funding CLO,
                                    Ltd.

                                    Class 1G. This class consists of the Allowed
                                    Secured Claim of First Source Loan
                                    Obligations Trust.

                           Class 2. This class consists of all Allowed Unsecured Claims other than Unclassified Claims.

                  C.       Equity Interests.

                           Class 3. This class consists of all holders of Equity Interests.

             ARTICLE III - TREATMENT OF CLAIMS AND EQUITY INTERESTS

                             A. Unclassified Claims.

         1. Administrative Expense Claims. Each holder of an Allowed Administrative Expense Claim against the Debtor shall be paid in cash in full by or on behalf of the Debtor, or the successor(s) in interest thereto, (a) upon the later of (i) the Effective Date, or as soon as practicable thereafter or
(ii) as soon as practicable after such Claim becomes an Allowed Administrative Expense Claim, if the date of allowance is later than the Effective Date, (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and the Debtor, or (c) according to the ordinary business terms of the Debtor and such holder; provided, however, that all post-Effective Date Professional Fees shall be paid by the Debtor within ten
(10) Business Days of the submission of an invoice to the Debtor. In the event that the Debtor objects to the payment of a Professional's post-Effective Date invoice, in whole or part, and the parties cannot resolve such objection after good faith negotiation, the Bankruptcy Court shall retain jurisdiction to review the disputed invoice and make a determination as to the extent to which the invoice shall be paid by the Debtor.

         2. Priority Employee Claims. All Allowed Priority Employee Claims, if any, shall be paid in full in cash by the Debtor on the later of the Effective Date or seven (7) days following the date of a Final Order Allowing such Claim.

         3.       Priority Tax Claims. Allowed Priority Tax Claims shall be paid
(a) in cash, in full, on the Effective Date, or as soon as practicable thereafter, or as soon as practicable after such Claim becomes an Allowed Claim if the date of allowance is later than the Effective Date, or (b) in such amounts and on such other terms as may be agreed on between the holder of any such Claim and the Debtor in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Priority Tax Claim.


                              B. Classified Claims.

                            Class 1 (Secured Claims)

         The Claims in Class 1 are impaired. Subject to approval of the Sale Order by the Bankruptcy Court,Fleet, as agent for the Class 1 Creditors, already will have received under the Sale Order (i) all right, title and interest to the Holdback; and (ii) the Class 1 Creditor Payment Amount. On or about the Effective Date, Fleet, as agent shall also receive (i) any funds remaining in the Debtor's Reserve or any other money or property of the Debtor remaining after payment of all Allowed Claims and expenses in accordance with Article VI,
(ii) any amounts
remaining in the Class 2 Creditor Reserve after payment in full of the Class 2 Claims and (ii) any residial interest or right to payment otherwise provided for herein, including without limitation as provided in Article V These payments to the Class 1 Creditors collectively, shall be in full satisfaction, settlement, release and discharge of and in exchange for all Allowed Class 1 Claims.

                       Class 2 (General Unsecured Claims).

         The Claims in Class 2 are impaired. Ten (10) days following the later of the Effective Date or the date upon which a Class 2 Claim becomes an Allowed Claim, each holder of an Allowed Class 2 Claim shall receive in full satisfaction, settlement, release, and discharge of and in exchange for that Allowed Claim a cash payment in an amount equal to 100% of the principal amount of such holder's Allowed Class 2 Claim. The Class 1 Creditors are waiving the right to receive any distribution under Class 2 on account of deficiency claims under the Secured Loan Agreement, except as otherwise expressly provided in this Plan.


                              C. Equity Interests

                           Class 3 (Equity Interests).

         The Equity Interests in Class 3 are impaired. The holders of Equity Interests shall receive nothing for their interests or potential interests in the Debtor.

        ARTICLE IV - IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN; ACCEPTANCE OR REJECTION OF THE PLAN

         A.       Holders of Claims and Equity Interests Entitled to Vote.

                  1. Each holder of an Allowed Claim or Allowed Equity Interest, or the holder of a Claim or Equity Interest that has been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a), in an impaired class of Claims against or Equity Interest in the Debtor, shall be entitled to vote separately to accept or reject the Plan. Any unimpaired class of Claims shall be deemed to have accepted the Plan. Any class of Claims or Equity Interests that will not receive or retain any property on account of such Claims or Equity Interests under the Plan shall be deemed to have rejected the Plan.

                  2. Class 1 and Class 2 are impaired hereunder and the holders of Allowed Claims in those Classes are entitled to vote on the Plan. The holders of Class 3 Equity Interests shall be deemed to have rejected the Plan.

         B. Non-consensual Confirmation. In the event that either Class 1 or Class 2 fails to accept the Plan, the Debtor reserves its right to modify the Plan in accordance with Section IV(A)(2)(D) hereof.

         C. Revocation of the Plan. The Debtor may revoke and withdraw the Plan at any time prior to entry of the Confirmation Order. If the Plan is so revoked or withdrawn, then it shall be deemed null and void.

         D. Modification of Plan. The Debtor reserves the right, in accordance with the Bankruptcy Code, to amend or modify the Plan prior to the entry of the Confirmation Order. After the entry of the Confirmation Order, the Debtor may, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan.


                             ARTICLE V - LIQUIDATION

         A. Prior to the Effective Date, the Debtor shall have transferred to Amphenol all of the Debtor's right, title and interest to the Assets, free of all liens, claims and encumbrance, in accordance with the terms and conditions of the Asset Purchase Agreement attached as Exhibit A, in exchange for which Amphenol shall, inter alia, pay to the Debtor the Sale Proceeds, assume certain liabilities and pay into the Escrow Account (as defined in the Asset Purchase Agreement), the Holdback.

         B. On the Effective Date, (i) all securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, Equity Interest or obligation of the Debtor shall be as against the Debtor and its successor extinguished and canceled, and (ii) the obligations of the Debtor under any agreements, indenture or certificates of designation governing any securities, equity interests, notes, bonds, indentures and other instruments or documents creating any indebtedness, Equity Interest or obligation of the Debtor, as the case may be, shall be discharged.

         C. At the time set forth in Article III, the Debtor shall, after funding the Disputed Claims Reserve and the Debtors' Reserve, (a) pay from the Sale Proceeds to Fleet, as agent under the Secured Loan Agreement, the Class 1 Creditor Payment Amount (if such amount was not already paid to Fleet pursuant to the Sale Order), and shall transfer to Fleet, as agent all right, title and interest in and to the Holdback in full satisfaction of the Class 1 Creditors' claims under the Secured Loan Agreement (without waiver of any rights of the Class 1 Creditors to post-Effective Date payments in accordance with this Plan, including without limitation as provided in Article III(B) this Article V and
Article VII); (b) pay in full all Unclassified Claims and all Classified Claims in accordance with Article III. Following the payment of all Claims in accordance with Article III, all funds remaining in the Debtor' Reserve and all other property of the Debtor shall revert to Fleet, as agent for the Class 1 Creditors.

                  1.       Mechanics for Distributions.

                  (a) Address for Mailing Distributions. Subject to Bankruptcy Rule 9010, and except as otherwise provided herein, distributions to holders of Allowed Claims shall be made at the address of each of such holder as set forth in the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of Claim filed by such holder (or at the last known address of such holders if no proof of Claim or proof of Equity Interest is filed or if the Debtor has been notified in writing of a change of address). If any distribution to any holder of an Allowed Unsecured Claim is returned as undeliverable, the Debtor shall use reasonable efforts to determine the current address of such holder, but no distribution to any such holder shall be made unless and until the Debtor has determined the then current address of such holder, at which time such distribution to such holder shall be made to such holder without interest.

                  (b) Time Bar to Cash Payments by Check. The Debtor is authorized to stop payment on any payment made to a holder of an Allowed Class 2 Claim if said payment is not cashed within 180 days after the date on which the payment was mailed. Provided that the Debtor has made a reasonable effort to locate a holder who has failed to cash a payment, the failure to cash a payment within 180 days after its mailing shall be deemed a waiver of any of the holder's remaining claims against the Debtor, and the funds represented by that payment shall, revert to the Debtor to be distributed to Fleet.

                  (c) Untimely Claims. Except as otherwise expressly provided in this Plan, any Claim not deemed filed pursuant to section 1111(a) of the Bankruptcy Code or timely filed pursuant to the Bankruptcy Code, Bankruptcy Rules or any applicable order of the Bankruptcy Court, shall (a) not be treated as an Allowed Claim and (b) expunged from the Claims register in the Chapter 11 Case without need for any further notice, motion or order.

                  (d) No Distributions in Excess of Allowed Amount of Claim. Notwithstanding anything to the contrary herein, no holder of an Allowed Claim shall receive in respect of such Claim any distribution in excess of the Allowed Amount of such Claim. In the event there are funds remaining after payment in full of all Allowed Claims, such funds shall be paid to Fleet, as agent for the Class 1 Creditors.

                  2. Reports. In addition to the requirements of Article X, the Debtor shall file on a quarterly basis with the Bankruptcy Court, Fleet, and the United States Trustee and any other party in interest who has delivered to the Debtor a written request for such reports an unaudited report and account showing the assets and liabilities of the Debtor at the end of such quarter or upon dissolution.

         D. Following all distributions from the Debtor's Estate required under this Plan, the Debtor shall be dissolved and all funds and property remaining in the Debtor shall revert to Fleet as agent for the Class 1 Creditors.

                            ARTICLE VI - TREATMENT OF
                         DISPUTED AND CONTINGENT CLAIMS

         A.       Objections to Claims.

         From and after the Effective Date, the Debtor shall be solely responsible for filing objections to Disputed Claims and for prosecuting and, in its sole discretion, settling such objections.

         B.       Disputed Claim Reserves.

         The Debtor shall create a Disputed Claim Reserve from the Sale Proceeds which shall consist of the money that would have been distributed on and after the Effective Date from the Sale Proceeds to holders of Disputed Claims in Class 2 as if such Claims were Allowed, which reserve shall be allocable as provided below for Disputed Claims in Class 2. The Debtor may request estimation for every Disputed Claim in Class 2 in the face amount of $10,000 or more that is unliquidated, and shall withhold a Disputed Claim Reserve based upon the estimated amount of such Claim as set forth in an applicable Final Order. If the Debtor elects not to request an estimation from the Bankruptcy Court with respect to a Disputed Claim in Class 2, the Debtor shall, as to such Disputed Claim in Class 2, base the reserve in the Disputed Claim Reserve on the face amount of such Disputed Claim in Class 2.

         C.       Distributions After Allowance.

         Distributions from the Disputed Claim Reserve in respect of a Disputed Claim, to the extent that all or part of such Claim ultimately becomes Allowed, shall be made in accordance with the provisions of the Plan governing the class to which the respective holder belongs. After Final Orders have been entered, or other final resolutions have been reached, with respect to all Disputed Claims in Class 2, any money remaining in the Disputed Claim Reserves for Disputed Claims in Class 2, less expenses, shall be distributed to Fleet as agent for the Class 1 Creditors.

         D.       Interest on Claims.

         Unless otherwise specifically provided for in the Plan or Confirmation Order, or required by applicable bankruptcy law, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Commencement Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Commencement Date to the date a final distribution is made thereon if such Disputed Claim becomes an Allowed Claim.

         E.       Fees and Expenses.

         All fees and expenses incurred by the Debtor in connection with the Disputed Claims shall be paid from the Debtors' Reserve. Any funds remaining in the Debtors' Reserve after all fees and expenses have been paid shall be distributed to Fleet as agent for the Class 1 Creditors.


         ARTICLE VII - CONSEQUENCES OF CONFIRMATION OF THE PLAN

         A.       Property of the Estate.

         As of the Effective Date, all property of the Estate shall be free and clear of all claims and interests, except as specifically provided in the Plan or the Confirmation Order. The Debtor shall establish the Debtor's Reserve to pay all expenses associated with winding down the Debtor's affairs and the Disputed Claim Reserve to fund payment of Disputed Claims that are subsequently Allowed. Following the Effective Date, the Debtor may, without application to or approval by the Bankruptcy Court, pay professional fees and expenses that it will incur after the Effective Date in connection with its dissolution, using funds from the Debtor's Reserve.

         B.       Claims Objections.

         As provided in Article V and Article VI, the Debtor shall have the sole authority to file and pursue objections to Disputed Claims. All fees and costs incurred by the Debtor on or after the Confirmation Date in relation to the objections to Disputed Claims, including any fees owed to the United States Trustee from and after the Effective Date, shall be paid from the Debtors' Reserve, and all such post-confirmation fees and costs may be paid without application to or order of the Bankruptcy Court. Once all Disputed Claims are resolved, the Debtor shall be responsible for closing the Chapter 11 Case. All expenses, fees and costs related to the Chapter 11 Case from and after the Effective Date shall be paid from the Debtors' Reserve. Any funds remaining after all fees and expenses have been paid shall be distributed to Fleet as agent for the Class 1 Creditors.

         C. Dissolution of Committees. As of the Effective Date, the Official Committee of Unsecured Creditors shall be deemed dissolved, and fees and costs incurred by the Committee or its professionals from and after the Effective Date, other than those incurred to prepare final fee applications, shall not be borne or paid by the Debtor.

         D. Retiree Benefits. The Debtor has no retiree benefit plans, fund, or programs, as defined in section 1114 of the Bankruptcy Code, for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund or program (through the purchase of insurance or otherwise). Accordingly, no payments relating to such retiree benefit plans, fund or programs shall be made.

              ARTICLE VIII - ASSUMPTION AND ASSIGNMENT OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES

         Any executory contract or unexpired lease which is not an Assumed Contract (as that term is defined in the Asset Purchase Agreement) as of the Confirmation Hearing, or which the Debtor has previously moved to reject, shall be deemed rejected. If the rejection by the Debtor pursuant to the Plan, of an executory contract or unexpired lease results in a Claim or Administrative Expense Claim, then such Claim or Administrative Expense Claim shall be discharged and barred forever and shall not be enforceable against the Debtor or any of its property, unless a proof of Claim or proof of Administrative Expense Claim is filed with the Clerk of the Bankruptcy Court and served upon counsel to the Debtor and, as applicable, counsel to the Creditors' Committee within thirty
(30) days after the earlier to occur of (a) the Confirmation Date and (b) the entry of an order by the Bankruptcy Court authorizing rejection of the subject executory contract or unexpired lease.


 ARTICLE IX - CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN

         A. Conditions Precedent to Confirmation. It is a condition precedent to confirmation of the Plan that:

                  1. The Asset Purchase Agreement shall have been approved by a Final Order;

                  2. The covenants of the Debtor under Section 4 of the Asset Purchase Agreement shall have been satisfied;

                  3. The conditions precedent to Amphenol's obligations under Section 5 of the Asset Purchase Agreement shall have been satisfied; and

                  4. The Debtor shall have changed its corporate name to a name that does not include "PCD".

         B. Conditions Precedent to Consummation. It is a condition precedent to consummation of the Plan that the Confirmation Order shall be a Final Order, and shall provide, among other things, that:

                  1. The Asset Purchase Agreement is authorized and approved;

                  2. The provisions of the Confirmation Order are nonseverable and mutually dependent;

                  3. The Debtor Reserve, the Disputed Claims Reserve (if any) and the Class 2 Creditor Reserve shall have been funded in full from the Sale Proceeds; and

                  4. Fleet shall have received the Class 1 Creditor Payment Amount.



              ARTICLE X - OBLIGATIONS TO THE UNITED STATES TRUSTEE

         After the Effective Date, the Debtor will be responsible for timely payment of fees incurred pursuant to 28 U.S.C. ss. 1930(a)(6). After the Effective Date, the Debtor will serve the United States Trustee with a monthly financial report for each month (or portion thereof) the Chapter 11 Case remains open. The monthly financial report shall include the following:

         A. a statement of all disbursements made from during the course of the month, whether or not pursuant to the Plan;

         B. a summary, by class, of amount distributed or property transferred to each recipient under the Plan, and an explanation of the failure to make any distributions or transfers of property under the Plan;

         C. the Debtor's projections as to its continuing ability to comply wit the terms of the Plan;

         D. a description of any other factors which may materially affect the Debtor's ability to consummate the Plan; and

         E. an estimated date when an application for final decree will be filed with the Bankruptcy Court (in the case of the final monthly report, the date the decree was filed).


                     ARTICLE XI - RETENTION OF JURISDICTION

         The Bankruptcy Court shall retain jurisdiction of the Reorganization Case pursuant to the provisions of Chapter 11 of the Bankruptcy Code following the Effective Date, for the following purposes:

         1. To hear and determine estimates of and objections to Claims and Interests;

         2. To hear and determine any dispute arising under the Plan or the Plan Documents, the implementation or execution of the foregoing and any requests to amend, modify, or correct the Plan or the Plan Documents;

         3. To hear and determine motions for rejection, assumption or assumption and assignment of executory contracts and unexpired leases to which the Debtor is a party, and any Claims arising therefrom;

         4. To modify any of the deadlines set forth in the Confirmation Order, as may be appropriate;

         5.       To enforce all discharge provisions under the Plan;

         6. To hear and determine actions arising under Chapter 5 of the Bankruptcy Code;

         7. To hear any other matters not inconsistent with the Bankruptcy Code; and

         8.       To enter a final decree closing the Chapter 11 Case.

PCD INC.

By: ____________________________________________
    John L. Dwight, Jr. Chief Executive Officer

COUNSEL TO DEBTOR
Charles R. Dougherty
Anne L. Showalter
77A Revere Street
Boston, MA 02114
(617) 669-9003

DATED:  April ___, 2003

                       Exhibit A- Asset Purchase Agreement

                  Exhibit B - Summary of Schedules and Exhibits